Exhibit 99.1

Forward-Looking Statements

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words

“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.

Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SunCoke Energy 2015 Investor Day 1

# Agenda

| | | |
|---|---|---|
| 1:30 pm | **Welcome & Opening Remarks**<br>*Fritz Henderson – Chairman, President & Chief Executive Officer* |
| 1:50 pm | **Role of BF Steelmaking & SunCoke's Cokemaking Competitive Advantage**<br>*Jonathan Lock – Vice President, Strategy*<br>*Becky Hites – President, Steel-Insights, LLC* |
| 2:30 pm | **Indiana Harbor Progress**<br>*Fritz Henderson – Chairman, President & Chief Executive Officer* |
| 3:00 pm | **Operating Performance**<br>*Dovie Majors – Vice President, Domestic Coke Operations*<br>*P. Michael Hardesty – Senior Vice President, Commercial Ops., Business Dev., Terminals & Int'l Coke* |
| *3:20 pm* | *Break* |
| 3:40 pm | **2016 Financial Outlook & Capital Allocation Priorities**<br>*Fay West – Senior Vice President & Chief Financial Officer* |
| 4:10 pm | **Concluding Remarks and Q&A**<br>*Fritz Henderson – Chairman, President & Chief Executive Officer* |
| 5:00 pm | **Reception** |

SunCoke Energy 2015 Investor Day

2

Welcome & Opening Remarks

Fritz Henderson

Chairman, President and Chief Executive Officer

2015 Actions & Results

Operating Excellence

Achieved solid safety, environmental and operating performance across coke & coal logistics fleet (excl. IHO)

Disappointed in Indiana Harbor (“IHO”) results in 2015; taking additional corrective actions

Driving Growth at SXCP

Significantly expanded coal logistics platform with Convent

Marine Terminal (“CMT”) acquisition

Completed dropdown of Granite City coke operations via two transactions

Allocating Capital

Returned nearly $120M to external investors via dividends, distributions and equity repurchases in 2015

SunCoke Energy 2015 Investor Day 4

Current Metals & Mining Environment

Macro steel and coal industry environment deteriorated in 2015; no near-term change in outlook expected

Steel customers challenged by lower pricing power and unfairly traded imports

Customers navigating landscape via aggressive cost cutting and plant idlings

Blast furnace assets at U.S. Steel’s Granite City and AK Steel’s Ashland currently operating under WARN notice, with announced intentions to idle

However, SunCoke contracts remain in effect

Significant global oversupply, fueled largely by abundance of Chinese exports

Recent shift from Chinese steelmakers to net exporter of 110Mt, or >100% of total US consumption

Coal logistics customers facing headwinds from global oversupply & strong USD

API 2 prices have fallen drastically, down $18 YTD 2015 to <$50/tonne

Strength of US dollar exacerbating challenges for domestic coal suppliers

Expect continued rationalization of domestic coal production, although our Coal Logistics assets remain well positioned to deliver stable results

SunCoke Energy 2015 Investor Day 5

# Today's News – SXC & SXCP

**In light of current environment, taking decisive actions to position SunCoke for long-term success**

| | SunCoke Energy™ | SXCP SXCPartners |
| --- | --- | --- |
| Financial Overview | • Reaffirm '15 Consol. Adj. EBITDA guidance of \$180M – \$190M<br>• 2016 Consol. Adj. EBITDA guidance of \$210M – \$235M | • Reaffirm '15 Adj. EBITDA attrib. to SXCP guidance of \$185M – \$190M<br>• 2016 Adj. EBITDA attrib. to SXCP guidance of \$207M – \$217M |
| In View of Current Environment | • Streamlined organization in Q4<br>• Rationalized CapEx initiatives<br>• Intend to grant SXCP full year IDR giveback & forgo reimbursement of allocated corporate costs<br>• Board intends to suspend dividend<br>– Intend to maintain liquidity and opportunistically repurchase shares | • Repurchased ~\$43M debt during Q4<br>• Board intends to hold Q4 '15 distribution flat at \$0.5940 per unit<br>• Intend to use 2016 incremental cash flow of >\$60M to de-lever<br>– Will evaluate capital allocation & distribution priorities quarterly |

SunCoke Energy 2015 Investor Day
6

Navigating the Current Environment

Shifting SXCP capital allocation priorities towards de-levering while continuing to return cash to unitholders

Today’s actions reflect prolonged macro and industry-specific headwinds impacting our customers

Reprioritization towards de-levering balance sheet and building liquidity best positions SunCoke for long-term

Distribution capability remains strong

2016 Adj. EBITDA guidance $210 – $235 million achievable while also aggressively targeting cost and CapEx reductions

Point estimate at higher-end of range due to asymmetry within business model

Thoughtfully evaluated several potential steel & coal-related event risks

Analyzed various hypothetical scenarios & associated impacts

Reviewed financial, capital structure and strategic effects

SunCoke Energy 2015 Investor Day 7

# Sustaining through the Downside

SXCP

**Confident in ability to manage through downside given strong fundamentals and insulated market position**

**Ability to generate significant free cash flow of ~$115 million in 2016[1]**

**Flexible capital structure with ability to utilize both balance sheets**

- Leverage total existing liquidity (cash & revolver) of ~$275 million
- Ability to further evaluate capital allocation and distribution priorities

**Competitively positioned portfolio of operating assets protects business from downside event risk**

| 2016 FCF Outlook[1] | |
|---|---|
| Mid-point of Consol. Adj. EBITDA | $223M |
| Cash Interest, Taxes, Other | ~$63M |
| Capital Expenditures[2] | ~$45M |
| **Consolidated Free Cash Flow (FCF)** | **~$115M** |

Significant de-levering capability with optionality for deploying capital

(1) Based on 2016 guidance. Represents consolidated SunCoke enterprise. Please see reconciliations in the appendix.
(2) Excludes pre-funded ship loader.

SunCoke Energy 2015 Investor Day

8

# Asset Value Proposition

**Cokemaking & Coal Logistics assets offer unique value proposition**

## Cokemaking Value Proposition

- Long-term, Take-or-Pay Contracts
- Competitive Source of Coke
- Logistically Advantaged Facilities
- Leading Technology and Advantaged Environmental Signature
- Significantly Newer Asset Base

## Coal Logistics Value Proposition

- Long-term, Take-or-Pay Contracts at CMT
- Direct Rail Access and Multi-Category Vessel Loading Capability(1) at CMT
- New Ship Loader at CMT will Complete $120M Upgrade(1)
- KRT and Lake Terminal Assets Strategically Located to Serve Core Customer Base
- Ability to Handle Various Industrial Materials

(1) Expect installation of ship loader during Q2 2016.

SunCoke Energy 2015 Investor Day 9

2016 Priorities

Managing Through Challenging Market Conditions

Remain responsive to industry backdrop while leveraging unique value proposition

Stabilize Indiana Harbor Cokemaking Operations

Improve profitability by executing oven rebuilds and reducing O&M costs

Deliver Operations Excellence

Drive strong operational & safety performance across our fleet

Achieve Financial Objectives & Strengthen Balance Sheet

Deliver against financial guidance & execute revised capital allocation strategy

SunCoke Energy 2015 Investor Day 10

Role of BF Steelmaking & SunCoke’s

Cokemaking Competitive Advantages

Jonathan Lock

Vice President, Strategy

Becky Hites

President, Steel Insights, LLC

SunCoke’s Cokemaking

Competitive Advantages

Jonathan Lock

Vice President, Strategy

SUNCOKE’S CORE COKEMAKING BUSINESS

# SunCoke's Cokemaking Business

## SunCoke is the largest independent coke supplier in North America

**SunCoke is the primary coke supply source at our customers' most strategic blast furnace assets**

- Total US cokemaking capacity of 4.2M tons
- Account for ~23% of total coke capacity across six domestic cokemaking facilities
- Supply the three major US integrated steel producers via long-term, take-or-pay ("ToP") contracts

**Total US & Canada Coke Capacity[1]**



5%
8%
23%
64%
Integrated Steelmakers
DTE
SunCoke
Foundry

**Coke is a critical raw material input for the production of virgin iron & steel**

- Acts as a fuel, provides structural support and allows gas to reduce iron in BOF
- Cokemaking requires sophisticated blending & coking techniques
- Quality is crucial to blast furnace performance

(1) Total active coke capacity expected to be ~18.7M tons in 2015. Comparatively, 2015 consumption of imported coke projected to be 685K tons (~14K imported into the US and 671K into Canada).

SunCoke Energy 2015 Investor Day
14

Industry Leading Network of Assets

Portfolio of assets provide flexibility to efficiently meet customers BF coke needs

Network of strategically located cokemaking assets Middletown

IA Haverhill I & II

Provides flexibility in transporting coke to multiple customer Indiana Harbor OH blast furnace facilities to meet their demand needs IL

IN

Currently diverting coke from AKS Ashland to Dearborn BF MO VA

KY

Significantly newer assets vs. average coke facilities Granite City

Jewell Coke

TN

On average, SunCoke assets nearly 30 years younger

AK

Aging batteries have implications for maintenance, GA environmental compliance and asset reliability MS AL

Average Battery Age Haverhill Coke Redirected to Dearborn (2015)

100%

42 100% 100% 100% 23% 57% 62% 73% 51% 57% 63% 77% 88%

80%

77%

60%

40% 49%

43% 43%

12 38% 37%

20% 27%

23%

12%

0%

SunCoke US & Canada (excl. SXC/P) Jan. Feb. Mar. Apr. May. Jun. Jul. Aug. Sep. Oct. Nov. Dec.

Ashland Dearborn Fcst.

SunCoke Energy 2015 Investor Day 15

SunCoke’s Leading Technology

Our industry-leading cokemaking technology sets U.S. EPA MACT standards and makes larger, stronger coke

Industry-leading environmental signature

Leverage negative pressure to substantially reduce emissions

Convert waste heat into steam and electrical power

Generate about 9 MW of electric power per 110,000 tons of annual coke production

Only company to have constructed US greenfield coke facility in last 25 years

Only North American coke producer that utilizes heat recovery technology in cokemaking process

SunCoke Energy 2015 Investor Day 16

# SunCoke's Leading Technology

SXCP

**Long-term, take-or-pay contracts generate stable cash flow and insulate business from industry cyclicality**

## Key Contract Provisions/Terms

| | |
|---|---|
| Fixed Fee | ✓ |
| Take-or-Pay | ✓ |
| Termination Provisions | ✓/✗[1] |
| Contract Duration | 15 – 20 years |
| Avg. Remaining Contract Life | 9 years |
| Pass-through provisions: | |
| Cost of Coal | ✓ |
| Coal Blending & Transport | ✓ |
| Operating & Maintenance Costs | ✓ |
| Taxes (ex. Income Taxes) | ✓ |
| Changes in Regulation | ✓ |

## Contract Value Propositions

- Customers required to **take all coke** we produce up to contract max.
- **Long-term, take-or-pay** nature provides **stability** during market & industry downturns
- **Commodity risk minimized** by passing through coal, transportation & certain operating costs to customer
- **No early termination** without default, except one contract under limited circumstances[1]
- **Counterparty risk mitigated** by contracting with customers' respective parent companies

## Coke Contract Duration


Middletown
2032
Granite City
2025
Indiana Harbor
2023
Haverhill 2
2022
Haverhill 1
2020
Jewell Coke
2020

(1) AK Steel contract at Haverhill 2 has termination right only with permanent closure of blast furnace steelmaking at their Ashland, KY facility and no replacement production elsewhere. AK must also provide 2-year notice.

SunCoke Energy 2015 Investor Day

17

# Domestic Coke Market vs. Imports

**Lower cost coke imports remain impractical for replacing reliable, high quality domestic coke which is integral to BF production**

**Imported Chinese Coke vs. SunCoke Domestic Production**



$122
(11)
60
35
15
$221
$233
Includes Ocean, River/Lake & Rail Freight to Midwest
Spot FOB China ($/mt)
Conversion to Short Tons
Freight
Handling Loss & Degradation
Ash Penalty
Delivered Cost ($/st)
SunCoke "Spot" Cost ($/st)

**Imports not a viable source of US coke supply**

- Consistent Quality
  - Handling and breakage
  - Content (e.g., ash)
  - Moisture & strength
- Supply Chain
  - Reliability of supply
  - Ratability of supply

**"Cost is important, but iron makers will not put blast furnace operations at risk at any cost"[(1)]**

(1) CRU Insight – "Frugality at the Expense of Quality"

SunCoke Energy 2015 Investor Day
18

# Cokemaking Competitive Advantages

SXCP

**Positioned as primary source of coke supply at customers' strategic blast furnace assets**

- 4.2Mt of US Capacity
- Largest North American Coke Producer
- Network of 6 Domestic Coke Facilities
- Significantly Newer Asset Base
- EPA MACT Standard Technology
- 9 Years Average on Remaining ToP Contracts
- 100% Coal Cost Pass-Through
- Replacement Cost of ~$650/t
- Competitive Source of Coke vs. Imports

SunCoke Energy 2015 Investor Day

19

RECENT TRENDS IN DOMESTIC STEEL

Domestic Steel Market

The domestic steel industry is cyclical, and producers have pursued aggressive actions to competitively position themselves

Steel & Iron Capacity Utilization Domestic steel producers have survived previous downturns & are taking significant

110% actions to be competitive long-term

US Steel announced Carnegie Way benefits of

over $715M in 2015

90%

AK Steel is aggressively pursuing next generation

advanced high strength steel to differentiate its

product portfolio

70%

ArcelorMittal announced global actions to

reduce cash cost in 2016 by $1 billion

50%

Raw materials prices have decreased

substantially, providing some support

30% Iron Ore prices down 41% YTD (IODEX 62% Fe)

1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008 2011 2014

Premium low vol. HCC prices down 31% YTD

Source: Federal Reserve Economic Data

SunCoke Energy 2015 Investor Day 21

End Market Demand

Key end markets for steel stable entering 2016

US auto sales growth accelerating recently; sales hit 14-year high in November 2015

Recently passed $305B highway bill may spur extensive growth in auto-sector & thus steel demand

Construction spending has recovered significantly since recessionary levels & is gaining momentum

US Automotive Vehicle Sales & SAAR Value of Construction Put in Place

$1.15 Seasonally Adjusted Annual Rate

20 1,800

$1.11

18 1,600 $1.10 $1.10 $1.09

$1.08

16 Total $1.07 $1.07

1,400

14 $1.04

1,200 Vehicle $1.05

12

1,000 $1.01

millions)

10 $0.99

(in 800 Sales $1.00 $0.98

(in $0.97 $0.97

8	trillions)

SAAR 6 600 in

$0.95 400 ( $

4	thousands)
2	200 $0.90

0 -$0.85

Total Vehicle Sales SAAR (Seasonally Adjusted Annual Rate)

Source: JD Power & LMC Automotive Reports Source: US Census Bureau

SunCoke Energy 2015 Investor Day 22

Fight Against Imports

Concerted global actions have been taken to mitigate harmful impact of unfairly traded imports

Steel Related AD/CVD Petitions Filed in United States

150 AD/CVD filings are cyclical; 125 rising and falling with 100 import levels

75 50 25

0

1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 2010 2013

Source: Economic Policy Institute Publications

Country Imported Steel Products Current Import Duty

Indonesia HRC, CRC, Wire Rod, Zinc Coated Steel, etc. 15% – 40% South Africa Certain Steel Products from China 10% Iran Rebar, Billets, HRC, Wire Rod 10% – 20% India Ingots, Various Long & Flat Steel Products 5% – 57%

Mexico HRC, CRC, Steel Slab, Plate & Wire Rod Recently increased existing duties by 15% Turkey Flat Strips, Flat Rods & Flat Rolled Products 6% – 10% Brazil Tariff Increases on Imports of Certain Steel Products 8% – 14%

SunCoke Energy 2015 Investor Day 23

Summary & Key Takeaways

1 SunCoke is largest independent cokemaker, with a network of operating assets that provide a flexible & durable business model

2 Supply high quality coke to integrated BF producers that is competitive with imports, even as Chinese production sold below cost

3	Constructive outlook for steel based on customer self-help, more robust demand and trade cases

SunCoke Energy 2015 Investor Day 24

Fueling the Furnace: What’s Next for

USA Integrated Steelmakers

Becky Hites

President, Steel Insights, LLC

Fueling the Furnace: What’s Next

for USA Integrated Steelmakers

Presentation at:

Investor Day

NYSE, New York

by: Becky E. Hites, President

December 17, 2015

USA Steel Consumption / Shipment Outlook

(Million Net Tons)

Less

Shipments Plus Imported Less Apparent

Q1 Q2 Q3 Q4 Total % Chg Imports Semis Exports Consumption % Chg

2004 28.2 28.0 27.9 26.8 111.0 6.1% 35.8 7.2 7.9 131.6 14.8% 2005 26.7 25.2 25.3 26.0 103.2 -7.0% 31.8 6.9 9.4 118.8 -9.7% 2006 27.7 28.8 27.8 24.3 108.6 5.2% 45.3 9.3 9.7 134.9 13.5% 2007 26.3 26.9 26.5 26.4 106.1 -2.3% 33.2 6.6 11.1 121.7 -9.8% 2008 27.6 27.5 26.0 16.9 98.0 -7.7% 31.9 5.9 13.5 110.5 -9.2% 2009 13.0 13.1 16.6 17.6 60.3 -38.4% 15.8 2.0 9.3 64.8 -41.3% 2010 20.5 21.7 20.8 20.3 83.4 38.2% 23.9 5.0 11.9 90.4 39.4% 2011 22.5 22.3 23.7 23.4 91.9 10.2% 28.5 6.6 13.5 100.3 11.0% 2012 25.4 24.7 23.5 22.3 95.9 4.4% 33.5 7.6 13.7 108.1 7.7% 2013 23.6 23.8 24.5 23.5 95.4 -0.5% 32.2 7.3 12.7 107.6 -0.4% 2014 23.9 24.9 25.3 24.1 98.2 3.0% 44.3 10.5 12.0 120.0 11.5% 2015e 22.0 22.0 22.2 21.9 88.1 -10.3% 39.1 7.8 10.1 109.3 -8.9% 2016e 20.9 22.2 23.5 23.2 89.8 2.0% 30.0 8.0 9.0 102.8 -6.0%

Source: AISI & Steel-Insights, LLC estimates

27

USA Top 5 Steel Producer Shipments, Capacity & Utilization

(Thousand Tons)

Annual Estimated Q1 2015 Q2 2015 Q3 2015 Q4 2015e 2015e Capacity Utilization

Integrated Mills

AK Steel 1,751 1,812 1,871 1,998 7,431 11,507 65% ArcelorMittal USA 4,272 4,058 4,011 3,959 16,300 22,100 74% US Steel 4,101 3,895 3,850 3,800 15,646 19,800 79% Subtotal 10,124 9,765 9,732 9,756 39,377 53,407 74% % of Total 62% 59% 60% 60% 60%

Mini-Mills

Nucor 4,165 4,578 4,400 4,250 17,393 20,650 84% Steel Dynamics 1,949 2,242 2,191 2,150 8,533 11,000 78% Subtotal 6,114 6,820 6,591 6,400 25,926 38,917 % of Total 38% 41% 40% 40% 40%

Top 5 Producers Total 16,238 16,585 16,323 16,156 65,303 92,324 Total Shipments 21,959 22,021 22,183 21,918 88,081 Year-to-Year Change -7.9% -11.7% -12.5% -9.1% -10.3% Top 5 % of Total 74% 75% 74% 74% 74%

Note: ArcelorMittal USA quarterly shipment tons allocated seasonally from annual estimate. Source: Company Reports, AISI & Steel-Insights, LLC estimates

28

# Integrated Producers Have Signaled 10.4 Million Tons Of Capacity To Be Idled Temporarily, or 19% of Integrated Capacity; Remaining Capacity Would Have Run at 87% Utilization Vs 74%

**USA Integrated Mills Idled in the Second Half of 2015**

*(Thousand Tons)*

| Company | Mill | Capacity | Comment | Adjusted Estimated Utilization [1] |
|---|---|---|---|---|
| AK Steel | Ashland, KY | 2,000 | Provides slab to Middletown. Dependent on overall company demand. New furnace bottom planned for 2020. | 78% |
| ArcelorMittal USA | Indiana Harbor West | 3,000 | Shutting hot strip mill in 2016. With the purchase of the Calvert mill, the company is rebalancing its rolling and coating processes. Management has stated strongly that they don't plan to permanently reduce any steelmaking. Could transfer hot metal to Indiana Harbor East or Riverdale. Could ship slab to other ArcelorMittal USA plants. | 85% |
| US Steel | Granite City, IL | 3,000 | Commodity Sheet Products; Only one furnace had been operating. | 93% |
| US Steel | Fairfield, AL | 2,400 | Shut hot strip mill. Reducing site capacity to 1.0 mm tons per year. Blast furnace permanently shutdown. Adding an EAF in 2016. Site will be focused now on the tubular market. | |
| Subtotal | | 10,400 | | 87% |
| % of Integrated Capacity To Be Idled | | 19% | | |

**COMMENT: THE ONLY PERMANENT BLAST FURNACE CAPACITY REDUCTION ON THIS LIST IS THE US STEEL FAIRFIELD, AL 2.4 MILLION TON BLAST FURNACE.**

*(1) Overall company utilization if the furnaces had been idled January 1, 2015.*
*Source: Company Reports, Raw Materials & Ironmaking Global Consulting & Steel-Insights, LLC estimates*

29

STEEL-INSIGHTS, LLC
Metals, Mining & Manufacturing Strategic Consulting

29

# What Does The Closure of 19% of Integrated Capacity, Even Temporarily, Mean For the Future of Blast Furnace Steelmaking?

- The blast furnace route is one of the most productive ways to make steel, but they need to operate at a consistent, and preferably relatively full, rate – historically above 80%.
- It's a "big" number because integrated liquid steel production, which runs continuously, increases or decreases in bigger "chunks" than EAF steelmaking, which can add or reduce capacity more "incrementally" by extending equipment downturns. If the closures had taken place Jan 2015, integrated mills would still have had 6.0 million tons of available capacity above 2015e shipments.
- The EAF mills had 13 million tons of underutilized capacity in 2015.
- Two of the three integrated companies are assimilating capacity purchases made in the past 2 years.
  - Nov 2013 ArcelorMittal purchased the ThyssenKrupp Calvert facility in a JV with Nippon Steel & Sumitomo Metals Corporation (NSSMC).
  - Sep 2014 AK Steel purchased the Severstal Dearborn facility.
- Consolidating production to run the remaining operations at higher utilization rates will reduce the production cost and ensure the ability to compete and survive through the cycle trough.

30
STEEL-INSIGHTS, LLC
Metals, Mining & Manufacturing Strategic Consulting

30

EAF steelmakers have the flexibility of a quick ramp-up when the market firms and in 2009 took market share from the integrated mills who require more committed volume to restart furnaces. How will the BF operators regain their markets if they take their capacity off-line

For sure, EAF steelmaking has gained market share over the past decade.

US Steel shifting to EAF steelmaking at its Fairfield, AL plant signals the attractiveness of that production route when targeting lower annual volumes.

The actions taken are market driven, led by the fall-off in steel demand for energy related projects and the increase in supply from imports.

While EAF mills had 13 million tons of excess liquid steel capacity in

2015, it was split between flat rolled products, long products and beam products.

The qualification process for high value-added products is lengthy and can take from 12 to 24 months, providing a protective barrier to entry.

31

USA hot rolled mill capacity is split 44 million tons at integrated mills and 24 million tons at mini-mills.

USA galvanized capacity is split 13 million tons at integrated mills and 5 million tons at mini-mills.

Flat Rolled Sheet Shipments by Key Products, 2014

(Million Tons)

Hot Rolled 22.7 Cold Rolled 11.2 Galvanized 16.8 Other Coated 1.4 Subtotal Through HSM 52.1

Source: AISI and Steel-Insights, LLC analysis

32

Half of the steel grades produced today weren’t in existence a decade ago.

Integrated mill targeted steel applications such as automotive exposed and appliances require significant customer support, teams of metallurgists, multiple verifications and dedicated product development resources.

– AK Steel broke ground on a $36 million world-class research and innovation center in June 2015.

– ArcelorMittal has layers of “commercial support” teams.

– US Steel has a research and technology center opened in 2006.

While EAF-based mills have in many cases developed the capability of producing most of these products, culturally they have chosen not to “court” these markets or customers.

33

Big River Steel’s capital cost will be $1.3 billion for 1.6 million tons of production including galvanizing and electrical products.

Broke Ground: September 2014. Expected Production: Late Summer/Early Fall 2016. Construction Time: 24 Months. Qualification Time: 18 Months.

Steel Dynamics’ capital cost will be about $100 million at the newly acquired Columbus, MS mill to add galvalume capability and a 250K ton paint line targeting construction, unexposed automotive (producers in Mexico) and consumer products.

Project Announced: May 2015. Expected Production: Early 2017. Construction Time: 21 Months. Qualification Time: 6 Months.

34

Raw materials are purchased under yearly, or longer, contracts with market-based price adjustments.

Because of the importance of a consistently high volume through the blast furnace, historically 50%, or more, of the integrated mills products have been sold under annual, or longer, contracts.

EAF-based steelmakers prefer to keep their order books short at 4-6 weeks and sell into the spot market. This is partly because their primary raw material, scrap, is purchased monthly in the spot market that can experience rapid price increases.

35

The integrated metallics mix for sheet products is:

– 75% pig iron (can range from 70%-85%),

– 10% mill scrap and

– 15% purchased scrap (bundles which is the purest scrap you can buy).

The metallics mix for a sheet mini-mill will fluctuate depending on market pricing, and varies by company, but for my modeling I used:

– 20% bundles,

– 30% #1 HM (heavy melt with some residuals),

– 5% borings or pit scrap,

– 10% mill scrap (from the estimated 13.5% yield loss)

– 5% pig iron and

– 30% DRI (direct reduced iron).

36

The cash cost advantage is highly dependent on current raw material costs and the assumed metallics mix.

Cash cost to produce doesn’t include overhead or retirement expenses which are higher at integrated producers.

37

38

Ingot Casting

Continuous Casting

Integrated steelmaking has not become obsolete and is evolving to incorporate technological innovation. EAF steelmaking Coke Plant has volume flexibility, but blast furnace steelmaking remains competitive.

SunCoke Plant

39

While the integrated mills may not recover 100% of their prior years’ market share, they’ve invested heavily over the past decade to remain relevant and competitive.

On a cash basis for the “Plain Jane” hot-rolled band product, the potential integrated mill $50 cost disadvantage to EAFs isn’t significant enough to block them from the market.

In today’s low sheet price, import driven market, both types of steelmaking are struggling to break-even.

Integrated mills provide “purer” carbon products (which include about 25% scrap versus 65%-70% through EAFs) into the recycling stream.

Integrated mills still dominate the markets for the more time consuming, higher value-added, further processing required

products and have dedicated capital and resources to remain at the forefront of new product advances.

40

In WWII, American submarine commanders endured despite being outclassed by superior equipment and outgunned (fully functioning torpedoes weren’t available to them for the first 21 months of the Pacific War). In the fog of war, as often is the case in business, decisions with long impacting outcomes have to be made without the luxury of complete or definitive information.

Steel-Insights was formed to assist executive management teams navigate the “noise of battle” by more effectively managing the abundant resources available today and harnessing those resources to explore thought provoking and penetrating issues in order to magnify the pivotal decisions required for the long-term success of their companies in arguably tough industries that must survive challenging cycles, i.e. training and empowering submarine commanders.

41

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42

becky.hites@steel-insights.com joe.poveromo@rawmaterialsiron.com

www.steel-insights.com Raw Materials & Ironmaking Global Consulting

43

Indiana Harbor Progress

Fritz Henderson

Chairman, President and Chief Executive Officer

# Indiana Harbor Journey

**Original refurbishment improved overall plant condition, but further work remains to stabilize plant performance**

- Determined refurbishment objectives
  - Enhance reliability
  - Achieve 1.22Mt production capacity
  - Facilitate contract renewal
- Initiated late 2012

- New PCM commissioning delayed
- Experienced improvement, but plant stability remained challenged
- Expanded focus to repairing floors & sole flues across 42 ovens

- Continue stabilization of plant operations & execution of further oven rebuilds
- Anticipate increased production & profitability, with emphasis on stability

2011 | 2012 | 2013 | 2014 | 2015 | 2016+

**Review & Diagnosis** | **Original Refurbishment Efforts** | **Revised Approach & Rebuilds**

- Missed operating targets
- Conducted engineering review to evaluate required improvements

- Executed 10-year contract renewal

- Switched to fixed O&M reimbursement mechanism
- Completed repairs, but below-target results persisted
- Launched pilot rebuild program & commissioned 2nd PCM

SunCoke Energy 2015 Investor Day

45

# Original Refurbishment Effort

**Executed necessary, one-of-a-kind restoration initiatives at Indiana Harbor, but oven challenges persisted**

| | Initiative | Objective | Status & Commentary |
|---|---|---|---|
| Oven Externals | • Replace/repair doors, lintels and buckstays<br>• Replace stacks | • Restore integrity of oven structure | • Completed oven exoskeleton repairs on all 268 ovens<br>• Replaced stacks |
| Pusher Charger Machines | • Replace critical cokemaking equipment (2 new machines) | • Improve equipment reliability & efficacy<br>• Reduce O&M | • Reliability & design issues delayed delivery & commissioning of 1st PCM<br>• Fully commissioned 2nd PCM in Q4 '15 |
| Common Tunnel | • Repair/replace tunnels which collect and pass coke oven gas | • Improve oven draft to optimize charge weights | • Largely completed; postponed final sections to first address oven rebuilds |
| Oven Internals | • Repair floors/flues on underperforming ovens | • Stabilize oven temps. to achieve consistent coking rates & push cycles | • Repaired 42 ovens (one-by-one basis)<br>• Short-term improvements, but results did not reach expectations |

SunCoke Energy 2015 Investor Day

46

Oven Externals TM

Original Oven Exoskeleton New Oven Exoskeleton

Reduced production resulting from sub- Rebuilt oven externals to restore structural optimal oven conditions (e.g., temperature) integrity

SunCoke Energy 2015 Investor Day 47

New Pusher Charger Machinery TM

Outdated machinery Charger contributed to equipment failures & Pusher operational delays Machinery Increased spending required to maintain Original functionality

Charger Improved reliability & effectiveness Pusher Machinery Anticipate lower ongoing O&M costs

New

SunCoke Energy 2015 Investor Day 48

Common Tunnel Refurbishment TM

Original Common Tunnel New Common Tunnel

Blockage of common tunnel impacted Improved oven draft to optimize charge oven drafts & coking cycles weights

SunCoke Energy 2015 Investor Day 49

Oven Internals – Original Refurbishment TM

Original refurbishment improved overall plant condition, but operational stability remains elusive

Historical Ovens Pushed/Day as % of Target Indiana Harbor Daily Ovens Pushed/Day

100% 150

140

95%

130

90% 120

110

85%

100

80% 90

80

75%

70

70% 60

Jan Mar May Jul Sep Nov Jan Mar May Jul 7/1/15 7/15/15 7/29/15 8/12/15 8/26/15 9/9/15 9/23/15

‘14 ‘14 ‘14 ‘14 ‘14 ‘14 ‘15 ‘15 ‘15 ‘15

Indiana Harbor Domestic Coke ex-IHO

Ovens pushed/day a key indicator of operational stability

Highly consistent across Domestic Coke fleet, while Indiana Harbor’s historical push cycle more uneven

Stabilizing operations remains critical to optimizing plant production & cost performance

SunCoke Energy 2015 Investor Day 50

CHANGES AT INDIANA HARBOR

Revised Indiana Harbor Approach TM

Additional steps taken to strengthen improvement efforts and address significant underperformance at Indiana Harbor

Piloted test rebuild of 34-oven block in Sept. & additional 14 ovens in Nov.

~$330K per oven rebuild (CapEx and expense)

Emphasis on stabilizing daily production, not striving for 1.22Mt capacity, per se

Focusing on optimizing charge weights & coking cycles

Performing systematic maintenance & comprehensive winterization activities

Ability to backfill any production shortfall across cokemaking fleet

Evaluate & analyze results to maximize value of capital

Measuring project results and course correcting accordingly

Operate with significant focus & discipline on O&M costs and CapEx

Chartered cross functional team to lead cost control initiatives

Expect nominal ~$11M O&M reduction in ‘15 and additional ~$5M reduction in ‘16

2016 CapEx of ~$18M; expect CapEx to normalize in 2017 to ~$5M – $10M

SunCoke Energy 2015 Investor Day 52

Oven Internals – Rebuild Pilot Program TM

Demolition in Progress Rebuilt Oven Interiors

Took oven block entirely out of service Increasing charge weights & production

Replaced floors/flues & re-bricked walls More stable coking rates provide benefits across entire facility

SunCoke Energy 2015 Investor Day 53

Oven Internals – Rebuild Pilot Program TM

Improvement in charge weights and coking times driving greater stability in rebuilt ovens

Before Rebuilds Executed After Rebuilds Completed

44 44

42

40 Better

Improved charge Weights 38 weights benefiting

Worse

36 coke production

Charge 34 34

Rebuilt Ovens Not Rebuilt Rebuilt Ovens

Target Charge Weights (39t Coal) 5-Cycle Average (10 days)

30

More consistent

40

Better coking times fueling

Times

plant stability

50 Worse

Availability to perform

Coking 60

routine maintenance

Rebuilt Ovens Not Rebuilt Rebuilt Ovens

Target Coking Times (46.5 Hrs.) 5-Cycle Average (10 days)

SunCoke Energy 2015 Investor Day 54

Indiana Harbor Guidance TM

Substantially improved Indiana Harbor outlook reflects greater operational stability and disciplined cost management

Targeting $10M – $20M Adjusted EBITDA 2016 Indiana Harbor Outlook improvement in 2016

Actual As-Reported Post-O&M reset

Emphasis on reducing O&M $16

Benefit of additional 19 oven rebuilds $3 – $13

$3

to be completed during Q2 2016

Project sequential quarterly

($8) ($7)

improvement

Anticipate operational stability will fuel substantial long-term improvement

1,068 ~1,050

1,008 1,008 ~975

Expect 2016 performance to set floor for ongoing financial results

O&M cost-sharing mechanism resets in 2018 to annually budgeted (1)

2013A 2014A 2014PF 2015 2016 Implied Guidance Guidance

reimbursement rate

(1) Pro Forma represents 2014 actuals, adjusted for the revised O&M cost-sharing Adjusted EBITDA ($M) Coke Production (Kt) mechanism which took effect beginning in 2015.

SunCoke Energy 2015 Investor Day 55

Summary & Key Takeaways TM

1	Original refurbishment improved overall plant condition, but results did not meet expectations
2	Tactically revising operating priorities, with major emphasis on improving plant stability
3	Anticipate $10M – $20M year-over-year improvement at IHO

SunCoke Energy 2015 Investor Day 56

Operating Performance

Dovie Majors

Vice President, Domestic Coke Operations

Mike Hardesty

Sr. Vice President, Commercial Operations, Business Development, Terminals and International Coke

57

Domestic Coke

Dovie Majors

Vice President, Domestic Coke Operations

Focus on Operations Excellence

Focus of

Financial Performance

The SunCoke Way

Leverage technology and Productivity operating know-how to continuously improve performance & cost mgmt.

Rigorous discipline around Executio systems and processes of coke and coal logistics operations

Safety & Sustain and enhance top quartile safety performance Environment Meet and exceed environmental standards

SunCoke Energy 2015 Investor Day 59

Gas Sharing Project Update

Successfully executed gas sharing project at Haverhill 2, resulting in significantly improved environmental performance

Launched project to reduce venting at Haverhill and Granite City

Sets new EPA emission standard for cokemaking

Haverhill 2 CD project recently completed

(~$40M total CapEx)

Substantial improvement, drastically reducing venting hours by 99.8%

2016 Outlook

Expect to complete Haverhill 1 by mid-2016

Anticipate full analysis of Haverhill installations before beginning Granite City in 2017

SunCoke Energy 2015 Investor Day 60

Domestic Coke Production & Yield

Solid, consistent operating performance across Domestic Coke fleet (excl. IHO)

Domestic Coke Production & Yield (excl. IHO) Operational

(thousands of tons)

105.1% 106.1% 104.9% ~104% performance remains

100.0% 99.5% ~102%

consistent across fleet

68.8% 69.4% 70.2% 70.5% 70.0% ~70% ~70%

Delivered strong capacity utilization and steady coke yields

3,050

– Expect 2016 coke

3,167 3,202 3,167 3,150

2,583 production (excl. IHO)

2,453

3,100

of 3.05Mt – 3.1Mt

(1)

2010 2011 2012 2013 2014 2015E 2016E

Domestic Coke Production (excl. IHO) Coke Yield (%) Capacity Utilization (%)

(1)	Middletown cokemaking facility commenced operations in October 2011.

SunCoke Energy 2015 Investor Day 61

Domestic Coke Profitability

2016 outlook for lower Domestic Coke (excl. IHO) Adjusted EBITDA driven primarily by macroeconomic factors

Slightly lower coke sales volumes

Anticipate volumes at contract maximum and no incremental spot sales

Reduced benefit from yield gains

Declining coal prices diminish value of coal-to-coke yield outperformance

Increased operations & maintenance expense

Higher level of planned oven repairs and major turbine outage at Haverhill

Refined 2016 capital initiatives to reflect challenging macroeconomic backdrop

Significant reductions across cokemaking fleet

SunCoke Energy 2015 Investor Day 62

Int’l Coke, Coal Mining and Coal Logistics

Mike Hardesty

Sr. Vice President, Commercial Operations, Business

Development, Terminals and International Coke

# International Coke Overview

**Brazil Coke**

- Strong operational performance to date
- Anticipate 2015 Adj. EBITDA of ~$20M on coke production of ~1.7 million tons
- Expect 2016 Adj. EBITDA slightly lower than 2015 due to lower volume

**VISA SunCoke**

- Merchant market remains challenged due to slower economic growth and continued pricing pressure from Chinese imports
- Fully impaired India Coke investment in 2015
- Forecasting no income contribution in 2016
- Do not intend to invest further capital

**Brazil Coke**



**VISA SunCoke**



SunCoke Energy 2015 Investor Day

64

# Coal Mining Outlook

**Continued focus on reducing ongoing Coal Mining impact**

### Anticipate 2016 Adjusted EBITDA essentially flat at ~($20M)

- Further deterioration in price differential between Haverhill 1 price[1] & Jewell Coke delivered coal price
- Ongoing mining ownership & supervisory costs despite rationalizing operations in 2015

### Evaluating opportunities for reducing ongoing costs to achieve ($12.5M) run-rate[2]

- Actively considering potential idling or closure of remaining operating mines
- Exploring additional sources for procuring third-party coal



2016 Coal Mining Adjusted EBITDA ($M)
($12.5)
~($4)
~($3)
~($20)
Targeted Run-Rate
Price Erosion (1)
Ongoing Costs (3)
FY 2016 Adj. EBITDA Guidance

(1) Haverhill 1 annual coal price used as reimbursement rate in Jewell Coke contract.
(2) Assumes ~$9 per ton price differential between Haverhill 1 benchmark price and Jewell Coke delivered coal price.
(3) Includes property taxes, insurance, mine compliance, royalties, administrative and other cost to maintain mines.

SunCoke Energy 2015 Investor Day 65

# Coal Logistics Outlook

**Coal Logistics assets positioned to withstand coal downturn; 2016 performance to benefit from full year CMT contribution**

## Domestic – KRT & Lake Terminal

- Despite industry pressures, shipments remain in-line with expectations
- 2016 guidance stable at $15M – $20M
- Locations in Ohio River system well positioned to serve coal miners, power companies and steelmakers
- >10 customers shipping coal through all three KRT docks
- Continue to handle mix of both metallurgical and thermal coals

## Export – Convent Marine Terminal

- Take-or-pay contracts provide annual Adjusted EBITDA floor of ~$50M
- 2016 guidance of $50M – $55M
  - Estimated throughput of 6.5Mt
  - Expect lower ancillary revenue per ton due to absence of value-added services historically provided
  - Excludes opportunistic spot business

**2016 Adj. EBITDA Sensitivity Analysis**



$70M
$50M
$30M
0Mt
5Mt
10Mt
15Mt
Coal Throughput

SunCoke Energy 2015 Investor Day
66

# Export Coal Market Netback

**Despite prolonged decline in API 2 benchmark prices, CMT customers have vested interest in maintaining viable export platform**



$50
$3
($3)
($9)
($4)
($18)
$20
API 2 Benchmark(1)
BTU Premium
Sulfur Penalty
Ocean Freight(2)
Metric to Short Conversion
Inland Freight(3)
Mine Netback
(in $ per metric tonne)
(in $ per short ton)

(1) Netback calculation example assuming $50 per metric tonne API 2 benchmark.
(2) Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.

## Domestic Coal Producers

- Exports augment domestic sales volume
  - Low cost mines operating at peak utilization & optimum cost
  - Forcing additional tons into domestic market likely to reduce prices
  - Expect European thermal coal demand to remain stable
- CMT customers have take-or-pay obligations with rail & terminal
  - Further support export volumes, even when API 2 prices weak

SunCoke Energy 2015 Investor Day 67

Summary & Key Takeaways

1	Anticipate stable operating performance across Coke fleet despite challenging industry dynamics
2	Evaluating Coal Mining plan, including potential idling or closure of remaining operating mines
3	Domestic & export Coal Logistics assets remain positioned to deliver

~$70M of Adjusted EBITDA in 2016

SunCoke Energy 2015 Investor Day 68

2016 Financial Outlook &

Capital Allocation Priorities

Fay West

Senior Vice President and Chief Financial Officer

2015 Year in Review

Maintained solid liquidity and financial position while returning cash to investors

SXC

Reaffirm 2015 Consolidated Adjusted EBITDA guidance of $180M – $190M

Returned ~$64M to investors in 2015 via dividend & share repurchases

SXCP

Reaffirm 2015 Adjusted EBITDA attributable to SXCP of $185M – $190M

Began de-levering by repurchasing ~$43M during Q4

Distributed ~$43M to public unitholders in 2015

Executed ~$13M of unit repurchases

Anticipate consolidated year-end liquidity of

~$275M & nearly no net debt at parent

SunCoke Energy 2015 Investor Day 70

2016 Guidance Overview

FY 2016 Consolidated Adjusted EBITDA of $210M – $235M reflects various operational factors in light of current environment

Indiana Harbor

~75Kt production improvement in 2016

Anticipate ~$5M nominal O&M savings

Other Domestic Coke

Production at contract maximums & no incremental spot sales

Declining coal prices diminish value of coal-to-coke yield outperformance

Increased O&M driven by Haverhill outages and coke oven repairs

Coal Logistics

Full year results from Convent driving year-over-year improvement

Coal Mining and Corporate & Other

Evaluating opportunities for reducing ongoing Coal Mining costs, including potential idling or closure of remaining operating mines

Corporate restructuring contributing to $13M reduction in total nominal costs

SunCoke Energy 2015 Investor Day 71

Expected 2016 Adjusted EBITDA(1)

FY 2016 Consolidated Adjusted EBITDA outlook primarily reflects IHO improvement, CMT benefit and reduced Corporate costs

($ in millions) $210 – $235

~$10

(2)	~$0

$30 – $35

$180 – $190 ($5) – $5 Lower retained Corporate spending

Lapping of 2015 non-cash pension termination charge and OPEB curtailment gains

Benefit of Convent Marine Terminal

Significant Indiana Harbor improvement

Increased O&M, lower value of yield gain and lower volumes at Domestic Coke (excl. IHO)

(2)

FY ‘15 Consolidated Domestic & Int’l Coke Coal Logistics (incl. CMT) Coal Mining Corporate & Other FY ‘16 Consolidated

Adj. EBITDA Guidance (1) and Legacy Costs Adj. EBITDA Guidance (1)

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix. (2) International Coke includes Brazil Coke and India Coke.

SunCoke Energy 2015 Investor Day 72

Corporate Cash Costs

Significant reduction in Corporate expenses, driven by continued cost discipline and recent organizational rightsizing

2013 2014 2015E 2016E

Total Salaries & Compensation $44.0M $41.1M ~$39M ~$32M

Other Controllable Corporate Expense(1) $40.5M $36.5M ~$38M ~$32M

Total Corporate Expense $84.5M $77.6M ~$77M ~$64M

~25%

Less: Non-cash Stock Compensation ($7.6M) ($9.8M) ~($8M) ~($8M) Reduction

Since 2013

Total Corporate Cash Expense $76.9M $67.8M ~$69M ~$56M

Total Corporate Cash Expense Breakout

SXC Corporate (retained) $25.1M $22.4M ~$23M ~$14M

Includes

SXCP Corporate (direct & allocated) $6.8M $7.2M ~$13M ~$14M

~$28M allocated to

Operating Assets (allocated) $45.0M $38.1M ~$33M ~$28M

SXCP assets

(1) Includes expenses related to consulting & professional services (e.g., legal costs, public company costs, banker fees, etc.), T&E, Board of Directors’ fees, facilities expense, IT, etc.

SunCoke Energy 2015 Investor Day 73

2016 Capital Expenditures

Reduced CapEx outlook reflects lower expenditures for IHO oven rebuilds and gas sharing

2015 Expected CapEx (As provided October 2015)

($ in millions) SXC SXCP Consolidated

Ongoing(1)

$32 $20 $52 Other 5 0 5 Environmental Project 0 20 20

Total CapEx (excl. pre-funded Ship loader) $37 $40 $77

Coal Logistics: Ship loader (pre-funded) $0 $2 $2

2016 Expected CapEx

($ in millions) SXC SXCP Consolidated

Ongoing(2)

$23 $15 $38 Other 4 0 4 Environmental Project 0 3 3

Total CapEx (excl. pre-funded Ship loader) $27 $18 $45

Coal Logistics: Ship loader (pre-funded) $0 $12 $12

(1) 2015 consolidated includes approximately $49M in ongoing Coke Capex and $3M ongoing Coal Logistics. (2) 2016 consolidated includes approximately $34M in ongoing Coke CapEx and $4M ongoing Coal Logistics.

SunCoke Energy 2015 Investor Day 74

Consolidated 2016 Guidance

FY 2016 Adjusted EBITDA growth and reduced capital expenditures expected to drive increased cash flow

2015 Guidance

Metric (As provided October 2015) 2016 Guidance

Adjusted EBITDA(1)

Consolidated $180 – $190 million $210 – $235 million Attributable to SXC $102 – $110 million $105 – $124 million

Capital Expenditures $75 – $80 million ~$45 million

Domestic Coke Production 4.1 – 4.2 million tons ~4.1 million tons

Dom. Coke Adj. EBITDA / ton $50 – $55 / ton $50 – $55 / ton

Operating Cash Flow $125 – $145 million $150 – $170 million

Cash Taxes(2) $8 – $9 million $4 – $9 million

(1) Please see appendix for a definition and reconciliation of 2015E and 2016E Adjusted EBITDA. (2) Included in Operating Cash Flow.

SunCoke Energy 2015 Investor Day 75

Expected 2016 Adjusted EBITDA(1)

2016 Adjusted EBITDA outlook reflects CMT benefit, partially offset by lower volumes and higher plant expenses

($ in millions) $207 – $217

$185 – $190 $30 – $35 ~($0)

~($10)

Benefit of Convent Marine Terminal

No coke spot sales in 2016

Increased coke plant outages and preventative oven repairs at Haverhill

(3)

FY ‘15E Adj. EBITDA Cokemaking Coal Logistics (incl. CMT) Corporate & Other FY ‘16E Adj. EBITDA attrib. to SXCP (1,2) attrib. to SXCP (1)

(3)	(3)

2016E 2016E

Coke Operating Performance (100% Basis) Low High

Coke Sales (k tons) 2,350 2,400

(1)

Coke Adjusted EBITDA ($M) $ 160.0 $ 170.0

(1)

Coke Adjusted EBITDA / ton ($/ton) $ 68.1 $ 70.8

(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see the appendix. (2) Represents SXCP Adjusted EBITDA on an As Reported basis.

(3)	Consists of Haverhill, Middletown and Granite City facilities.

SunCoke Energy 2015 Investor Day 76

IDR Giveback & Corporate Cost Holiday

Emphasis on actively de-levering SXCP; in lieu of distribution cut, implementing IDR giveback & cost reimbursement holiday

Cokemaking and Coal Logistics contracts remain fully in place, with operations continuing as expected

Despite challenging environment, customers continue to honor ToP contracts

Premise of the MLP structure still intact

Strong business model which delivers stable, consistent earnings stream

Successfully executed cokemaking dropdowns and coal logistics acquisitions

Significant growth in distributable cash flow and distributions to unitholders

IDR giveback & cost reimbursement holiday provide SXCP increased liquidity

At current distribution levels, IDR giveback worth ~$6M for FY 2016

Will evaluate allocated corporate cost holiday quarterly; worth ~$28M for FY 2016

Intend to deploy excess cash flow at SXCP to de-lever

Stronger, de-levered SXCP valuable to parent SXC

SunCoke Energy 2015 Investor Day 77

SXCP 2016 Outlook

2016 outlook reflects growth in distributable cash flow and revised capital allocation strategy

2015 Outlook 2016 Outlook As Reported Pro-Forma(1) As Reported

(2)

($ in millions, except per unit data) Low High Low High Low High

Adjusted EBITDA attributable to SXCP $185 $190 $197 $202 $207 $217 Plus:

Corporate Cost Holiday(3) $0 $0 $0 $0 $28 $28

Less:

Ongoing capex (SXCP share) $19 $18 $20 $19 $15 $15 Replacement capex accrual 7 7 7 7 8 8 Cash tax accrual (4) 1 1 1 1 1 1 Cash interest accrual 48 48 50 50 53 49

Estimated Distributable Cash Flow $110 $116 $119 $125 $158 $172 Estimated Distributions(5) $113 $113 $109 $109 $112 $112

Total distribution cash coverage ratio(6)

0.97x 1.03x 1.09x 1.15x 1.41x 1.54x

(1) Proforma assumes dropdown of 75% in Granite City occurred January 1, 2015. For Q2, assumes distributions were not paid to units issued in conjunction with the Convent Marine Terminal acquisition and dropdown of 23% in Granite City closed August 12, 2015. For Q3, assumes the Convent Marine Terminal transaction and dropdown of 23% in Granite City were completed on July 1, 2015 and Convent contributes pro-rata, annualized EBITDA. (2) Cash interest accrual assumes excess cash used to repurchase SXCP Sr. Notes periodically throughout 2016 at ~$0.70 per $1.00 face value.

(3)	Represents SXC corporate cost reimbursement holiday FY 2016.

(4) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

(5)	Assumes full year benefit of SXC IDR giveback.

(6) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

SunCoke Energy 2015 Investor Day 78

# Revised Capital Allocation Strategy

SXCP™

## Revised SXCP capital allocation outlook prioritizes de-levering

| | 2015E[1] | 2016 Status Quo | 2016 Outlook |
|---|---|---|---|
| Distributable Cash Flow[2] | $122M | $137M | $165M |
| Distributions[3] | $109M | $118M | $112M |
| **Cash Coverage Ratio** | **1.12x** | **1.16x** | **1.47x** |
| Replacement CapEx Accrual | $7M | $8M | $8M |
| Adj. EBITDA attrib. to SXCP[4] | $233M | $212M | |
| Total Debt as of Q3 2015 | $944M | | |
| Total Year-end Debt[5] | $904M | $904M | |
| **Total Debt / Adj. EBITDA** | **3.88x** | **4.26x** | |

Expect to generate >$60M of cash coverage[6]

1. Intend to use all excess cash to meaningfully de-lever
2. Evaluate appropriate long-term leverage target
3. Continuously evaluate capital allocation & distribution priorities

(1) Represents pro-forma 2015 guidance.
(2) Represents mid-point of guidance. 2016 Status Quo distributable cash flow excludes cost reimbursement holiday.
(3) Represents mid-point of guidance . 2016 Status Quo distributions exclude the IDR giveback.
(4) Assumes 2015 pro-forma Adj. EBITDA at mid-point of current 2015 guidance and includes the estimated full year pro-forma benefit of the Convent Marine Terminal transaction and full year impact of a dropdown of 23% in Granite City.
(5) Expected 2015 year-end debt balance after completion of Q4 2015 de-levering.
(6) Represents full year excess cash flow assuming IDR giveback and corporate cost holiday for entirety of 2016.

SunCoke Energy 2015 Investor Day 79

Debt Maturity Schedule

Maintain sufficient liquidity position, with no near-term debt maturities

($ in millions; Estimated as of December 31, 2015)

SXCP unsecured bonds: $557M

SXC Maturities SXCP Maturities

SXCP secured revolver: $182M

SXCP secured term loan: $50M

SXC unsecured bonds: $45M

$557 $45

SXCP Convent secured SXC secured term loan: $114M revolver: $60M $232 No near term debt maturities – 2+ year runway $114

$60

2016 2017 2018 2019 2020 2021

Leverage Covenant Interest Coverage Covenant

SXC 3.25x Gross Debt/EBITDA 2.75x Interest Expense/EBITDA

4.50x Gross Debt/EBITDA

SXCP 2.50x Interest Expense/EBITDA

(5.0x acquisition holiday until June ‘16)

SunCoke Energy 2015 Investor Day 80

Summary & Key Takeaways

1 Anticipate growth in FY 2016 Consolidated Adjusted EBITDA, driven by IHO improvement, CMT benefit and lower Corporate costs

2 In response to current market conditions, revised SXCP and SXC capital allocation policies to position companies for long-term success

3 Expect to maintain existing liquidity and use incremental cash to meaningfully de-lever at SXCP and opportunistically repurchase shares at SXC

SunCoke Energy 2015 Investor Day 81

Concluding Remarks

Fritz Henderson

Chairman, President and Chief Executive Officer

2016 Priorities

Managing Through Challenging Market Conditions

Remain responsive to industry backdrop while leveraging unique value proposition

Stabilize Indiana Harbor Cokemaking Operations

Improve profitability by executing oven rebuilds and reducing O&M costs

Deliver Operations Excellence

Drive strong operational & safety performance across our fleet

Achieve Financial Objectives & Strengthen Balance Sheet

Deliver against financial guidance & execute revised capital allocation strategy

SunCoke Energy 2015 Investor Day 83

APPENDIX

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for impairments, coal rationalization costs, sales discounts, Coal Logistics deferred revenue and interest, taxes, depreciation and amortization attributable to our equity method investment. Prior to the expiration of our nonconventional fuel tax credits in November 2013, Adjusted EBITDA included an add-back of sales discounts related to the sharing of these credits with customers. Any adjustments to these amounts subsequent to 2013 have been included in Adjusted EBITDA. The Coal Logistics deferred revenue represents cash received on coal logistics take-or-pay contracts for which revenue has not yet been recognized under US GAAP. Including Coal Logistics deferred revenue in Adjusted EBITDA reflects the cash flow of our contractual arrangements. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company’s net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

Non recurring Coal Rationalization Costs include employee severance, contract termination costs and other one-time costs to idle mines incurred during the execution of our coal rationalization plan.

Legacy Costs include royalty revenues, costs associated with former mining employee-related liabilities prior to the implementation of our current contractor mining business.

SunCoke Energy 2015 Investor Day 85

Definitions

Distributable Cash Flow represents Adjusted EBITDA less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

SXCP’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP’s assets to generate sufficient cash flow to make distributions to SXCP’s unitholders;

SXCP’s ability to incur and service debt and fund capital expenditures; and

the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used and includes capital expenditures included in working capital at the end of the period.

Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

SunCoke Energy 2015 Investor Day 86

Balance Sheet & Debt Metrics

Expected as of 12/31/2015

Balance SXC Attributable Attributable Consolidated to SXCP

($ in millions) to SXC

Cash $ 120 $ 50 $ 70 Available Revolver Capacity 155 68 87 Total Liquidity 275 118 157

Total Debt (Long and Short-term) 1,009 904 105 Net Debt (Total Debt less Cash) 889 854 16

(1)	$ 185 $ 188 $ 106 Full Year Adj. EBITDA
(2)	225 233 101 Proforma Full Year Adj. EBITDA
(2)	4.5x 3.9x 1.0x Proforma Gross Debt/2015E Adj. EBITDA
(2)	4.0x 3.7x 0.2x Proforma Net Debt/2015E Adj. EBITDA

(1) Represents mid-point of FY 2015 guidance for Adjusted EBITDA (Consolidated), Adjusted EBITDA attributable to SXCP, and Adjusted EBITDA attributable to SXC.

(2) Proforma Adjusted EBITDA assumes 2015 Adjusted EBITDA at mid-point of current 2015 guidance range and includes the estimated full year pro-forma benefit of the Convent Marine Terminal transaction and full year impact of a dropdown of 23% in Granite City.

SunCoke Energy 2015 Investor Day 87

SXCP GUIDANCE AND RECONCILIATIONS

# Expected 2015 EBITDA Reconciliation

| ($ in millions) | 2015E Low | 2015E High |
|---|---|---|
| Net Cash Provided by Operating Activities | $140 | $150 |
| Depreciation and amortization expense | (65) | (65) |
| Loss on debt extinguishment | (9) | (9) |
| Changes in working capital and other | 5 | - |
| Coal Logistics deferred revenue[1] | 3 | 3 |
| Income tax expense | 2 | 2 |
| Net Income | $76 | $81 |
| Depreciation and amortization expense | 65 | 65 |
| Interest expense, net | 59 | 59 |
| Income tax expense | (2) | (2) |
| Coal Logistics deferred revenue[1] | (3) | (3) |
| Adjusted EBITDA | $195 | $200 |
| EBITDA attributable to noncontrolling interest[2] | (10) | (10) |
| Adjusted EBITDA attributable to SXCP | $185 | $190 |
| Less: | | |
| Ongoing capex (SXCP share) | (19) | (18) |
| Replacement capex accrual | (7) | (7) |
| Cash interest accrual | (48) | (48) |
| Cash tax accrual[3] | (1) | (1) |
| Distributable cash flow | $110 | $116 |

(1) Coal Logistics deferred revenue represents revenue excluded from sales and other operating income related to the timing of revenue recognition on the Coal Logistics take-or-pay contracts, and reflects take-or-pay volume during the pre-acquisition period which, for U.S. GAAP purposes, is recognized as earnings at year-end.

(2) Adjusted EBITDA attributable to noncontrolling interest represents SXC's 2% interest in Haverhill and Middletown's projected Adjusted EBITDA, 25% interest in Granite City 's projected Adjusted EBITDA for 2015E post dropdown date of January 13, 2015 through August 11, 2015, and 2% of Granite City's projected Adjusted EBITDA for 2015E post dropdown date of August 12, 2015.

(3) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

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# Expected 2016 EBITDA Reconciliation

SXCP

| ($ in millions) | 2016E Low | 2016E High |
|---|---|---|
| Net Cash Provided by Operating Activities | $149 | $163 |
| Depreciation and amortization expense | (74) | (74) |
| Loss on debt extinguishment | - | - |
| Changes in working capital and other | 2 | 2 |
| Coal Logistics deferred revenue[1] | - | - |
| Income tax expense | 1 | 1 |
| Net Income | $78 | $92 |
| Depreciation and amortization expense | 74 | 74 |
| Interest expense, net | 57 | 53 |
| Income tax expense | 1 | 1 |
| Coal Logistics deferred revenue[1] | - | - |
| Adjusted EBITDA | $210 | $220 |
| EBITDA attributable to noncontrolling interest[2] | (3) | (3) |
| Adjusted EBITDA attributable to SXCP | $207 | $217 |
| Less: | | |
| Corporate Allocation Addback | 28 | 28 |
| Ongoing capex (SXCP share) | (15) | (15) |
| Replacement capex accrual | (8) | (8) |
| Cash interest accrual | (53) | (49) |
| Cash tax accrual[3] | (1) | (1) |
| Distributable cash flow | $158 | $172 |

(1) Coal Logistics deferred revenue represents revenue excluded from sales and other operating income related to the timing of revenue recognition on the Coal Logistics take-or-pay contracts, and reflects take-or-pay volume during the pre-acquisition period which, for U.S. GAAP purposes, is recognized as earnings at year-end.

(2) Adjusted EBITDA attributable to noncontrolling interest represents SXC's 2% interest in Haverhill, Middletown and Granite City cokemaking facilities.

(3) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

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90

SXC GUIDANCE AND RECONCILIATIONS

# Expected 2015 EBITDA Reconciliation

| ($ in millions) | 2015E Low | 2015E High |
|---|---|---|
| Net cash provided by Operating activities | $125 | $145 |
| Depreciation, depletion and amortization expense | (103) | (103) |
| Loss on extinguishment of debt | (9) | (9) |
| Asset and goodwill impairment | - | - |
| Coal Logistics deferred revenue[1] | 3 | 3 |
| Changes in working capital and other | (26) | (38) |
| Net Income | ($10) | ($2) |
| Depreciation, depletion and amortization expense | 103 | 103 |
| Interest expense, net | 68 | 67 |
| Income tax expense/(benefit) | - | 3 |
| Asset and goodwill impairment | - | - |
| Non recurring coal rationalization costs | 1 | 1 |
| Coal Logistics deferred revenue[1] | (3) | (3) |
| Adjustment to unconsolidated affiliate earnings[2] | 21 | 21 |
| Adjusted EBITDA (Consolidated) | $180 | $190 |
| Adjusted EBITDA attributable to noncontrolling interests[3] | (78) | (80) |
| Adjusted EBITDA attributable to SXC | $102 | $110 |

(1) Coal Logistics deferred revenue represents revenue excluded from sales and other operating income related to the timing of revenue recognition on the Coal Logistics take-or-pay contracts, and reflects take-or-pay volume during the pre-acquisition period which, for U.S. GAAP purposes, is recognized as earnings at year-end.

(2) Represents SunCoke's share of India JV interest, taxes and depreciation expense.

(3) Represents Adjusted EBITDA attributable DTE Energy's interest in Indiana Harbor, as well as to SXCP public unitholders . Adjusted EBITDA attributable to SXCP includes a priority income allocation in an amount equal to the incentive distribution rights allocated 100% to the general partner.

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# Expected 2016 EBITDA Reconciliation

| ($ in millions) | 2016E Low | 2016E High |
|---|---|---|
| Net cash provided by Operating activities | $150 | $170 |
| Depreciation, depletion and amortization expense | (104) | (104) |
| Gain on extinguishment of debt | - | - |
| Asset and goodwill impairment | - | - |
| Coal Logistics deferred revenue(1) | - | - |
| Changes in working capital and other | (10) | (12) |
| Net Income | $36 | $54 |
| Depreciation, depletion and amortization expense | 104 | 104 |
| Interest expense, net | 62 | 58 |
| Income tax expense/(benefit) | 3 | 14 |
| Asset and goodwill impairment | - | - |
| Non recurring coal rationalization costs | 5 | 5 |
| Coal Logistics deferred revenue(1) | - | - |
| Adjustment to unconsolidated affiliate earnings(2) | - | - |
| Adjusted EBITDA (Consolidated) | $210 | $235 |
| Adjusted EBITDA attributable to noncontrolling interests(3) | (105) | (111) |
| Adjusted EBITDA attributable to SXC | $105 | $124 |

(1) Coal Logistics deferred revenue represents revenue excluded from sales and other operating income related to the timing of revenue recognition on the Coal Logistics take-or-pay contracts, and reflects take-or-pay volume during the pre-acquisition period which, for U.S. GAAP purposes, is recognized as earnings at year-end.

(2) Represents SunCoke's share of India JV interest, taxes and depreciation expense.

(3) Represents Adjusted EBITDA attributable DTE Energy's interest in Indiana Harbor, as well as to SXCP public unitholders . Adjusted EBITDA attributable to SXCP includes a special deduction for the general partner in an amount equal to the corporate cost reimbursement holiday, in this case assuming a $28 million deduction in 2016.

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